SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 3, 2003

                               NetIQ Corporation
-------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                    000-26757                 77-0405505
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


3553 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                       95134
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code        (408) 856-3000

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On April 3, 2003, NetIQ Corporation announced certain organizational changes and reaffirmed its guidance regarding its revenue for the quarter ended March 31, 2003. A copy of the press release is attached to this Current Report as
Exhibit 99.1.

Item 7.  Exhibits

     (99.1) Press Release dated April 3, 2003

Item 9.  Regulation FD Disclosure

     The following is being provided under Item 12 (Results of Operations and Financial Condition):

     See Item 5.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2003                     By:  /s/ James A. Barth
                                              ---------------------------------
                                              James A. Barth
                                              Sr. Vice President Finance and
                                              Administration and Chief
                                              Financial Officer

                                 Exhibit Index

(99.1)   Press Release dated April 3, 2003